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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K/A
AMENDMENT NO. 1
TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 24, 2007

COURTSIDE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32549	20-2521288
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, 17th Floor, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 641-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01

Financial Statements, Pro Forma Financial Information and Exhibits.

(d)

Exhibits:

Exhibit

Description

10.1

Purchase Agreement dated as of January 24, 2007 among Courtside Acquisition Corp., American Community Newspapers LLC and, solely for purposes of Section 2.22 thereof, ACN Holding LLC.*

10.2

Form of Escrow Agreement among Courtside Acquisition Corp. American Community Newspapers LLC and Continental Stock Transfer & Trust Company, as Escrow Agent.*

10.3

Deposit Escrow Agreement dated January 24, 2007 among Courtside Acquisition Corp., American Community Newspapers LLC and Continental Stock Transfer & Trust Company, as Escrow Agent.*

10.4

Employment Agreement dated as of January 24, 2007, between Courtside Acquisition Corp. and Eugene Carr.*

10.5

Employment Agreement dated as of January 24, 2007, between Courtside Acquisition Corp. and Daniel J. Wilson.*

10.6

Employment Agreement dated as of January 24, 2007, between Courtside Acquisition Corp. and Jeffrey Coolman.*

99.1

Press release of Courtside Acquisition Corp. dated January 24, 2007.*

99.2

Certain unaudited condensed financial statements of American Community Newspapers LLC.*

99.3

Investor Presentation.**

*	Filed herewith.
**	Previously filed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

January 25, 2007

COURTSIDE ACQUISITION CORP.

By: /s/ Richard D. Goldstein

Name:  Richard D. Goldstein

Title: Chairman and Chief Executive Officer

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